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                                                                  Exhibit 10.8.8

           Arthur J. Gallagher & Co. and AJG Financial Services, Inc.
                      Eighth Amendment to Credit Agreement

Harris Trust and Savings Bank                  Citibank, N.A.
Chicago, Illinois                              New York, New York

Bank of America, N.A.                          LaSalle Bank National Association
Chicago, Illinois                              Chicago, Illinois

The Northern Trust Company
Chicago, Illinois

Ladies and Gentlemen:

     This Eighth Amendment to Credit Agreement dated as of August 29 , 2002 (herein, the "Amendment"), is entered into by and between the undersigned, Arthur J. Gallagher & Co, a Delaware corporation ("Gallagher"), AJG Financial Services, Inc., a Delaware corporation ("AJG"; Gallagher and AJG being referred to herein collectively as the "Borrowers" and individually as a "Borrower"), Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, The Northern Trust Company and Harris Trust and Savings Bank, individually and as Agent (the "Agent"). Reference is hereby made to that certain Credit Agreement dated as of September 11, 2000, as amended, between the Borrowers, the Banks and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrowers desire to extend the Short-Term Revolving Credit Termination Date and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

Section 1. Amendments.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the definition of the term "Short-Term Revolving Credit Termination Date" appearing in Section 6.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          ""Short-Term Revolving Credit Termination Date" means September 7, 2003, subject to any extension of such date pursuant to Section 5.2(b) hereof."

Section 2. Conditions Precedent.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

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     2.1. The Borrowers and the Banks shall have executed and delivered this
Amendment.

     2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

Section 3. Representations.

     In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Agent and the Banks) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 4. Miscellaneous.

     4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

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     This Eighth Amendment to Credit Agreement is entered into as of the date and year first above written.

                                               Arthur J. Gallagher & Co.


                                               By /s/ Jack H. Lazzaro
                                                 -------------------------------
                                                  Name: Jack H. Lazzaro
                                                  Title: V.P. and Treasurer


                                               AJG Financial Services, Inc.


                                               By /s/ Jack H. Lazzaro
                                                 -------------------------------
                                                  Name: Jack H. Lazzaro
                                                  Title: CFO

                                      -3-

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Accepted and agreed to.

                                               Harris Trust and Savings Bank,
                                                 individually and as Agent


                                               By /s/ Len E. Meyer
                                                  ------------------------------
                                                  Name  Len E. Meyer
                                                  Title  Vice President


                                               Citibank, N.A.


                                               By  /s/ Peter C. Bickford
                                                  ------------------------------
                                                  Name  Peter C. Bickford
                                                  Title  Vice President


                                               Bank of America, N.A.


                                               By /s/ Mehul Mehta
                                                  ------------------------------
                                                  Name  Mehul Mehta
                                                  Title Principal


                                               Lasalle Bank National Association


                                               By /s/ Kyle Freimuth
                                                  ------------------------------
                                                  Name  Kyle Freimuth
                                                  Title  Vice President


                                               The Northern Trust Company


                                               By /s/ Eric Dybing
                                                  ------------------------------
                                                  Name  Eric Dybing
                                                  Title  Second Vice President

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